UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2008

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

373 Méndez Vigo, Suite 110, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective June 3, 2008, the Board of Directors of Pharma-Bio Serv, Inc. (the "Company") amended Section 7 of the Company's Bylaws to grant its directors the authority to fix the date and time of the Company’s annual meeting of stockholders. Amendment No. 1 to the Bylaws of the Company is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to the Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: June 4, 2008	By:	/s/ Elizabeth Plaza
Elizabeth Plaza, Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

3.1	Amendment No. 1 to the Bylaws of the Company.